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                                   Exhibit 23



                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS



As independent public accountants, we hereby consent to the incorporation of our reports included in this Form 10-K into the Company's previously filed Registration Statement File Nos. 33-47323 and 33-60361.



                              Arthur Andersen LLP


Chicago, Illinois
March 26, 1997